July 26, 2023

BNY MELLON INVESTMENT FUNDS VI

-BNY Mellon Balanced Opportunity Fund

Supplement to Summary Prospectus and Prospectus

Effective on or about September 1, 2023 (the "Effective Date"), the following information supplements and replaces any contrary information in the sections "Principal Investment Strategy" in the fund's summary prospectus and "Fund Summary – Principal Investment Strategy" in the fund's prospectus:

BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), the fund's investment adviser, has engaged its affiliate, Newton Investment Management North America, LLC (NIMNA), to serve as the fund's sub-adviser responsible for overall asset allocation for the fund and for the portion of the fund's assets allocated to equity investments and fixed-income investments. NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), pursuant to which NIM provides the day-to-day management of the portion of the fund's assets allocated to fixed-income investments.

NIM combines a top-down approach, emphasizing economic trends and current investment themes, with bottom-up security selection based on fundamental research to allocate the fund's investments among and within fixed-income asset classes. In constructing the fixed-income portion of the fund's portfolio, NIM looks for what it considers to be the best opportunities in the fixed-income markets at any given time.

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As of the Effective Date, the following information supplements and replaces any contrary information in the sections "Portfolio Management" in the fund's summary prospectus and "Fund Summary – Portfolio Management" in the fund's prospectus:

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC, to serve as the fund's sub-adviser responsible for overall asset allocation for the fund and for the portion of the fund's assets allocated to equity investments and fixed-income investments. NIMNA has engaged its affiliate, Newton Investment Management Limited, to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, day-to-day management of the portion of the fund's assets allocated to fixed-income investments.

Howard Cunningham and Martin Chambers are the fund's primary portfolio managers responsible for the portion of the fund's assets allocated to fixed-income investments, positions they have held since September 2023. Mr. Cunningham is a portfolio manager on the fixed-income team at NIM. Mr. Chambers is a credit research and derivatives analyst on the fixed-income team at NIM.

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As of the Effective Date, the following information supplements and replaces any contrary information in the section "Fund Details – Goal and Approach" in the fund's prospectus:

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BNYM Investment Adviser has engaged NIMNA to serve as the fund's sub-adviser responsible for overall asset allocation for the fund and for the portion of the fund's assets allocated to equity investments and fixed-income investments. NIMNA has engaged NIM to provide the day-to-day management of the portion of the fund's assets allocated to fixed-income investments.

NIM combines a top-down approach, emphasizing economic trends and current investment themes, with bottom-up security selection based on fundamental research to allocate the fund's investments among and within fixed-income asset classes. In choosing investments for the fixed-income portion of the fund's portfolio, NIM considers key trends in economic variables, such as gross domestic product, monetary and fiscal policies, trade and current account balances, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; and company fundamentals. In constructing the fixed-income portion of the fund's portfolio, NIM looks for what it considers to be the best opportunities in the fixed-income markets at any given time.

As part of its investment research process, NIM typically considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct ESG reviews of certain investments (depending on the nature of the relevant investment). For example, NIM does not currently view certain types of investments, such as cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments such as index-based ETFs. NIM's ESG review is designed to identify whether an issuer is taking appropriate measures to manage any material consequences or impact of its policies and/or operations in relation to ESG matters (e.g., this may include areas such as environmental footprint, labor standards, board structure, etc.) to help assess the attractiveness of an investment. The specific ESG matters considered may differ depending on the nature of the investment, sector and/or region and NIM's assessment of the materiality of the ESG risks, opportunities and issues to the investment. Although the ESG review is typically a part of NIM's investment selection process, it is not a principal investment strategy, and a favorable or unfavorable ESG review may not be dispositive of whether the fund will make a particular investment. When NIM makes investment decisions for the fixed-income portion of the fund's portfolio, ESG considerations are a component of the factors set out above and NIM will not make investment decisions for the Fund that are based solely on ESG considerations.

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As of the Effective Date, the following information supplements and replaces any contrary information the information in the section "Fund Details – Management" in the fund's prospectus:

BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC (NIMNA), to serve as the fund's sub-adviser. NIMNA, subject to BNYM Investment Adviser's supervision and approval, provides overall asset allocation for the fund and day-to-day management of the portion of the fund's assets allocated to equity investments and fixed-income investments.

NIMNA has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to NIMNA for the benefit of the fund, including, but not limited to, portfolio management services. Pursuant to the sub-sub-investment advisory agreement, NIM provides the day-to-day management of the portion of the fund's assets allocated to fixed-income investments. NIM is subject to the supervision of NIMNA and BNYM Investment Adviser. NIM is also an affiliate of BNYM Investment Adviser. NIM's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, England. NIM was formed in 1978 and as of June 30, 2023, NIM had approximately $48.4 billion in assets under management. NIM is an indirect

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subsidiary of BNY Mellon and is regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the Securities and Exchange Commission as an investment adviser.

Howard Cunningham and Martin Chambers are the fund's primary portfolio managers responsible for the portion of the fund's assets allocated to fixed-income investments, positions they have held since September 2023. Mr. Cunningham is a portfolio manager on the fixed-income team at NIM, where he has been employed since 2000. Mr. Chambers is a credit research and derivatives analyst on the fixed-income team at NIM, where he has been employed since 2010.

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